EXHIBIT 10.14

                  The Oak Ridge Financial Services Group, Inc.
                      13416 North 32nd Street - Suite 103
                               Phoenix, AZ 85032
                                 March 26, 2004

Michael Dubreuil
SecureD Services, Inc.
1175 N. Service Road West - Suite 214
Oakville, Ontario, Canada L6M 2W1

Dear Mr. Dubreuil,

Please be advised that the placement agent's commission of US$4410.00 (28,000 units @ $2.25 @ 7%) should be remitted to The Oak Ridge Financial Services Group, Inc. at the address below.

Also, pursuant to paragraph 5 of the Placement Agent Agreement between our firms, please be advised that the Agent's Unit Purchase Warrants [28000 units @ 10% = 2800 units] should be issued by you as follows:

800 Units                           The Oak Ridge Financial Services Group, Inc.
(2400 common + 800 warrants)        Attention Larry Zipkin
                                    701 Xenia Ave. South - Suite 130
                                    Golden Valley, MN 55416
                                    Tax ID# 41-1868775

1500 Units                          Steven M. Nelson
(4500 common + 1500 warrants)       14437 N. 14th Place
                                    Phoenix, AZ 85022
                                    SS# ###-##-####

500 Units                           Michael E. Jacobson
(1500 common + 500 warrants)        5856 E. Agave Pl. - Box 3712
                                    Carefree, AZ 85377-3712
                                    SS# ###-##-####

Thank you for your prompt attention to this matter.

                                The Oak Ridge Financial Services Group, Inc.

                             By ________________________________________________

                                Laurence S. Zipkin, C.E.O.